UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check	the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SLM Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee paid previously with preliminary materials

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Your Vote Counts!
SLM CORPORATION ATTN: CORPORATE SECRETARY 300 CONTINENTAL DRIVE NEWARK, DE 19713	SLM CORPORATION 2025 Annual Meeting Vote by June 16, 2025 11:59 PM EASTERN DAYLIGHT TIME

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You invested in SLM CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 17, 2025.

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:
1a.	Janaki Akella	For
1b.	R. Scott Blackley	For
1c.	Mary Carter Warren Franke	For
1d.	Daniel Greenstein	For
1e.	Henry F. Greig	For
1f.	Mark L. Lavelle	For
1g.	Christopher T. Leech	For
1h.	Ted Manvitz	For
1i.	Jim Matheson	For
1j.	Gary Millerchip	For
1k.	Vivian C. Schneck-Last	For
1l.	Jonathan W. Witter	For
1m.	Kirsten O. Wolberg	For

2.	Approval of the 2025 Employee Stock Purchase Plan, including the number of shares of Common Stock authorized for issuance under the 2025 Employee Stock Purchase Plan.	For

3.	Advisory approval of SLM Corporation’s executive compensation.	For

4.	Ratification of the appointment of KPMG LLP as SLM Corporation’s independent registered public accounting firm for 2025.	For

NOTE: This proxy is revocable and the shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted as the Board of Directors recommends. If any other matters properly come before the meeting or any adjournments or postponements thereof, the persons named in this proxy will vote in their discretion.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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